May 15, 2019

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Current Summary Prospectus
and Prospectus

The following information supplements and supersedes any contrary information contained in the fund’s current summary prospectus and prospectus:

With the fund board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Thomson, Siegel & Walmsley (“TSW”), a subadviser to the fund, effective May 15, 2019.

The portion of the assets of the fund under TSW’s management will be allocated to certain of the fund’s five other subadvisers, as determined by Dreyfus, the fund’s portfolio allocation manager.  The new target percentage of the fund’s assets to be allocated to the subadvisers over time is approximately 30% to Channing Capital Management, LLC, 20% to Walthausen & Co., LLC, 15% to Eastern Shore Capital Management, 20% to Neuberger Berman Investment Advisers LLC, and 15% to Kayne Anderson Rudnick Investment Management, LLC.  Subject to board approval, the fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.

6246STK0519

                                                                                May 15, 2019

DREYFUS SELECT MANAGERS SMALL CAP VALUE FUND

Supplement to Current Statement of Additional Information

The following information supplements and supersedes any contrary information contained in the fund's current statement of additional information:

With the fund board’s approval, The Dreyfus Corporation (Dreyfus), the fund’s investment adviser, has terminated the Sub-Investment Advisory Agreement between Dreyfus and Thomson, Siegel & Walmsley, a subadviser to the fund, effective May 15, 2019.

GRP3-SAISTK-0519-3